Exhibit 99.2

Deloitte

Deloitte & Touche LLP
Stamford Harbor Park
333 Ludlow Street
P.O. Box 70098
Stamford, CT 06902-6932
USA

Tel: +1 203 708 4000
Fax: +1203 708 4797
www.deloitte.com

October 26, 2005

Mr. Mark R. Hahn

Chief Financial Officer

NYFIX, Inc.

333 Ludlow Street

Stamford, CT 06902

Dear Mr. Hahn:

This is to confirm that the client-auditor relationship between NYFIX, Inc.

(Commission File No. 0-21324) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche LLP

cc:	PCAOB Letter File

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.C.

Washington, D.C. 20549-7561

Fax (202) 772-9251 and 9252 (PCAOB Letter File and 7th Floor)

Mr. Peter Kilbinger Hansen, Chief Executive Officer

Mr. William C. Jennings, Chairman of the Audit Committee

Member of Deloitte Touche Tohmatsu